EXHIBIT 10.1

EXECUTION VERSION

INCREMENTAL COMMITMENT AGREEMENT

dated as of June 5, 2018,

made by

THE INCREASING LENDER PARTY HERETO,

as the Increasing Lender

relating to the

SENIOR SECURED REVOLVING CREDIT AGREEMENT

dated as of June 16, 2014,

among

FIDUS INVESTMENT CORPORATION,

as Borrower,

The Lenders Parties Thereto,

and

ING CAPITAL LLC,

as Administrative Agent, Arranger and Bookrunner

INCREMENTAL COMMITMENT AGREEMENT (this “Agreement”), dated as of June 5, 2018 and effective as of the Effective Date, by and among FIDUS INVESTMENT CORPORATION (the “Borrower”), FIDUS INVESTMENT HOLDINGS, INC. (“FIH”), FCIHA, INC. (“FCIHA”), FCMGI, INC. (“FCMGI”), BBRSS BLOCKER CORP. (“BBRSS” and, together with FIH, FCIHA and FCMGI, the “Subsidiary Guarantors”), ING CAPITAL LLC, in its capacity as Administrative Agent (the “Administrative Agent”), and the financial institution listed on Schedule 1 hereto, as the increasing lender (the “Increasing Lender”), relating to the SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of June 16, 2014 (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent and the several banks and other financial institutions or entities from time to time party to the Credit Agreement.

A. The Borrower has requested that the Increasing Lender provide an additional Commitment on and as of the Effective Date (as defined below) in an aggregate amount equal to the amount set forth opposite such Increasing Lender’s name on Schedule 1 (each, an “Incremental Commitment”) pursuant to Section 2.06(f) of the Credit Agreement.

B. The Increasing Lender is willing to make its Incremental Commitment on and as of the Effective Date on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply equally to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Incremental Commitment. (a) Pursuant to Section 2.06(f) of the Credit Agreement and subject to the terms and conditions hereof, the Increasing Lender hereby agrees to make its Incremental Commitment to the Borrower effective on and as of the Effective Date. The Incremental Commitment of the Increasing Lender shall constitute an additional “Commitment” and a “Commitment Increase” for all purposes of the Credit Agreement and the other Loan Documents, and the Effective Date shall be the “Commitment Increase Date” of the Incremental Commitment for purposes of Section 2.06(f) of the Credit Agreement.

(b) The terms of the Incremental Commitment shall be the same as the other Commitments made under the Credit Agreement.

(c) On the Effective Date, in connection with the adjustments to any outstanding Loans and participation interests contemplated by Section 2.06(f)(iv) of the

Credit Agreement, if the Increasing Lender is notified by the Administrative Agent the Increasing Lender shall make a payment to the Administrative Agent, for account of the other Lenders, in an amount calculated by the Administrative Agent in accordance with such section, so that after giving effect to such payment and to the distribution thereof to the other Lenders in accordance with such section, the Loans are held ratably by the Lenders in accordance with the respective Commitments of such Lenders (after giving effect to the Incremental Commitment and any other Commitment Increases, if any, occurring on the Effective Date).

SECTION 3. Conditions Precedent to Incremental Commitment. This Agreement, and the Incremental Commitment of the Increasing Lender, shall become effective on and as of the Business Day (the “Effective Date”) occurring on or before June 5, 2018 on which the following conditions precedent have been satisfied:

(a) the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, the Subsidiary Guarantors, the Administrative Agent and each Increasing Lender;

(b) on the Effective Date, each of the conditions set forth or referred to in Section 2.06(f)(i) of the Credit Agreement shall be satisfied, and pursuant to Section 2.06(f)(ii)(x) of the Credit Agreement, the Administrative Agent shall have received a certificate of a duly authorized officer of the Borrower dated the Effective Date certifying as to the foregoing;

(c) the Increasing Lender shall have received all fees due to the Increasing Lender on the date hereof, including pursuant to any outstanding fee letters by and between the Borrower and the Administrative Agent;

(d) the Borrower shall have paid, or substantially concurrently with the Effective Date is paying, Dechert LLP, counsel for the Agent, for its reasonable and documented fees, charges and disbursements;

(e) the Administrative Agent shall have received for the account of the Lenders the amounts, if any, payable under Section 2.13 of the Credit Agreement as a result of the adjustments of Borrowings pursuant to Section 2(c) of this Agreement; and

(f) the Administrative Agent shall have received all other documented fees and expenses related to this Agreement owing on the Effective Date.

SECTION 4. Representations and Warranties of the Borrower. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Increasing Lender that, as of the date hereof and as of the Effective Date:

(a) This Agreement has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors, and constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency,

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reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) Each of the representations and warranties made by the Borrower and the Subsidiary Guarantors in or pursuant to the Loan Documents are true and correct in all material respects as if made on such date (except to the extent they relate specifically to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and unless a representation or warranty is already qualified by materiality or by Material Adverse Effect, in which case it is true and correct in all respects).

(c) No Default or Event of Default has occurred and is continuing on the date hereof or on the Effective Date or shall result from the Incremental Commitment.

SECTION 5. Consent and Reaffirmation. (a) The Subsidiary Guarantors hereby consent to this Agreement and the transactions contemplated hereby, (b) the Borrower and the Subsidiary Guarantors agree that, notwithstanding the effectiveness of this Agreement, the Guarantee and Security Agreement and each of the other Security Documents continue to be in full force and effect, (c) the Borrower and the Subsidiary Guarantors acknowledge that the terms “Revolving Credit Agreement Obligations,” “Guaranteed Obligations” and “Secured Obligations” (each as defined in the Guarantee and Security Agreement) include any and all Loans made now or in the future by the Increasing Lender in respect of its Incremental Commitment and all interest and other amounts owing in respect thereof under the Loan Documents (including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to the Borrower, whether or not such interest or expenses are allowed as a claim in such proceeding), and (d) the Subsidiary Guarantors confirm their guarantee of the Guaranteed Obligations and the Borrower and the Subsidiary Guarantors confirm their grant of a security interest in their assets as Collateral for the Secured Obligations, all as provided in the Loan Documents as originally executed (and amended prior to the Effective Date and supplemented hereby). On the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as modified by this Agreement and each reference in any other Loan Document shall meant he Credit Agreement as modified hereby.

SECTION 6. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 7. Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement in accordance with the Credit Agreement, including the reasonable and documented fees, charges and disbursements of one outside counsel for the Administrative Agent.

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SECTION 8. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Applicable Law; Jurisdiction; Consent to Service of Process; Other. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTION 9.09 OF THE CREDIT AGREEMENT (AND ALL OTHER APPLICABLE PROVISIONS OF ARTICLE IX OF THE CREDIT AGREEMENT) ARE HEREBY INCORPORATED BY REFERENCE.

SECTION 10. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 11. No Third Party Beneficiaries. This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any other person or entity. No person or entity other than the parties hereto shall have any rights under or be entitled to rely upon this Agreement.

SECTION 12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION

SECTION 13. Acknowledgment and Consent. The Administrative Agent hereby acknowledges that it has received notice pursuant to Section 2.06(f)(i) of the Credit Agreement within the time period required thereunder. Pursuant to Section 2.06(f)(i)© of the Credit Agreement, each of the Administrative Agent and the Borrower consents to the Commitment Increase provided for herein. For the avoidance of doubt, pursuant to Section 2.06(f)(iv) of the Credit Agreement, the Borrower hereby acknowledges, and consents to the fact that, the Effective Date (and thereby the Commitment Increase Date with respect to the Incremental Commitment provided for herein) may occur on a day other than the last day of an Interest Period.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

FIDUS INVESTMENT CORPORATION, as Borrower

By:	/s/ Shelby Sherard
Name:	Shelby Sherard
Title:	CFO

FIDUS INVESTMENT HOLDINGS, INC., as Subsidiary Guarantor

By:	/s/ Shelby Sherard
Name:	Shelby Sherard
Title:	Secretary

FCIHA, INC., as Subsidiary Guarantor

By:	/s/ Shelby Sherard
Name:	Shelby Sherard
Title:	Secretary

FCMGI, INC., as Subsidiary Guarantor

By:	/s/ Shelby Sherard
Name:	Shelby Sherard
Title:	Secretary

BBRSS BLOCKER CORP., as Subsidiary Guarantor

By:	/s/ Shelby Sherard
Name:	Shelby Sherard
Title:	Secretary

[Signature Page to Incremental Commitment Agreement]

ING CAPITAL LLC, as Administrative Agent

By:	/s/ Patrick Frisch
Name:	Patrick Frisch
Title:	Managing Director

By:	/s/ Dominik Breuer
Name:	Dominik Breuer
Title:	Vice President

[Signature Page to Incremental Commitment Agreement]

ING CAPITAL LLC, as Increasing Lender

By:	/s/ Patrick Frisch
Name:	Patrick Frisch
Title:	Managing Director

By:	/s/ Dominik Breuer
Name:	Dominik Breuer
Title:	Vice President

[Signature Page to Incremental Commitment Agreement]

SCHEDULE 1

INCREASING LENDER

Increasing Lender	Incremental Commitment Amount
ING Capital LLC	$25,000,000